SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                         April 24, 2002 (April 10, 2002)


                          CATEGORY 5 TECHNOLOGIES, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


      Nevada                            0-25463                 88-0367792
(State or Other Jurisdiction          (Commission              (IRS Employer
  of Incorporation)                    File Number)          Identification No.)



    2755 East Cottonwood Parkway, Suite 450, Salt Lake City, Utah       84124
    -------------------------------------------------------------       -----
           (Address of Principal Executive Offices)                  (Zip Code)




        Registrant's telephone number, including area code (801) 365-0455
                                                            -------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On April 10, 2002, Category 5 Technologies, Inc., a Nevada corporation ("Category 5"), entered into a Stock Purchase and Exchange Agreement (the "Exchange Agreement") by and among Category 5, CaptureQuest, Inc., a Utah corporation ("CaptureQuest"), and the shareholders of CaptureQuest. Pursuant to the terms of the Exchange Agreement, Category 5 acquired all of the outstanding capital stock of CaptureQuest in exchange for up to 3,105,769 shares of common stock of Category 5 (the "Exchange Shares").

         The Exchange Agreement is filed with this Current Report as Exhibit
2.1. The foregoing description of the acquisition of CaptureQuest by Category 5 is qualified in its entirety by reference to the full text of the Exchange Agreement attached hereto.

         Pursuant to the terms of the Exchange Agreement, Category 5 agreed to appoint one nominee selected by the former shareholders of CaptureQuest to the Board of Directors of Category 5. At a Category 5 Board Meeting on April 23, 2002, Tyler Thompson, CEO of CaptureQuest, was appointed a Director of Category
5. In addition, Category 5 has agreed to submit Mr. Thompson as a director to be elected to the Board of Directors at the next annual meeting of Category 5's stockholders.

         Pursuant to the Exchange Agreement, the Exchange Shares have been or will be distributed to the Shareholders in two tranches. In connection with the first tranche, on April 10, 2002, Category 5 delivered to the shareholders of CaptureQuest an aggregate of 2,105,769 Exchange Shares, a portion of which were provided certain registration rights pursuant to a registration rights agreement by and among Category 5, CaptureQuest and the former shareholders of CaptureQuest. In connection with the second tranche, 1,000,000 of the remaining Exchange Shares were placed in escrow to protect Category 5 against undisclosed liabilities, misrepresentations and breaches of warranties, covenants and agreements on the part of CaptureQuest, as discussed more fully below. Immediately prior to the acquisition of CaptureQuest, Category 5 had approximately 14,481,500 shares of common stock outstanding. As a result of the acquisition, the former shareholders of CaptureQuest collectively acquired approximately 20.3% of Category 5's outstanding shares of common stock.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 10, 2002, Category 5 acquired 100% of the issued and outstanding shares of capital stock of CaptureQuest pursuant to the terms of the Exchange Agreement. The acquisition of CaptureQuest was consummated following approval of the Exchange Agreement by the shareholders of CaptureQuest. As provided in the Exchange Agreement, the shareholders of CaptureQuest exchanged all outstanding capital stock of CaptureQuest for an aggregate of 3,105,769 shares of Category 5's common stock.

         Pursuant to the Exchange Agreement, the Exchange Shares have been or will be distributed to the Shareholders in two tranches. In connection with the first tranche, on April 10, 2002, Category 5 delivered to the shareholders of CaptureQuest an aggregate of 2,105,769 Exchange Shares, a portion of which were provided certain registration rights pursuant to a registration rights agreement by and among Category 5, CaptureQuest and the former shareholders of CaptureQuest. In connection with the second tranche, 1,000,000 of the remaining

Exchange Shares were placed in escrow to be released upon attainment by CaptureQuest of certain revenue and profitability targets, and to protect Category 5 against undisclosed liabilities, misrepresentations and breaches of warranties, covenants and agreements on the part of CaptureQuest. All or a portion of the Exchange Shares remaining in escrow on April 10, 2003, shall be released on that date subject to the following conditions:

         o In the event CaptureQuest realizes certain revenue and income benchmarks for the twelve months ended April 10, 2003, all Exchange Shares remaining in escrow on that date shall be released to the former CaptureQuest shareholders.

         o In the event CaptureQuest fails to satisfy such benchmarks, the number of Exchange Shares released from escrow will be adjusted depending upon the actual revenue and income realized by CaptureQuest during the twelve month period ended April 10, 2003.

         Pursuant to the Exchange Agreement, within 180 days following April 10, 2001, Category 5 must allocate $1,500,000 to CaptureQuest to be used for working and expansion capital.

         The purchase price for CaptureQuest (including the exchange ratio for the CaptureQuest common stock) was determined through arms-length negotiations between the parties. Category 5 financed the acquisition of CaptureQuest through the issuance of shares of Category 5's common stock, none of which shares have been registered with the Securities and Exchange Commission. At Effective Time of the acquisition, Tyler Thompson, the CEO of CaptureQuest, was a shareholder of Category of Category 5, but was not an officer or director of Category 5 and did not participate in any Board Meetings or internal meetings of Category 5 during which the transaction was discussed.

         The principal business of CaptureQuest prior to its acquisition by Category 5, was the development and marketing of software that enables the delivery of rich media information over the Internet. Following the acquisition of CaptureQuest by Category 5, Category 5 will continue to use the CaptureQuest assets to develop and market software that enables the delivery of rich media information over the Internet.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) All required financial statements will be filed by amendment hereto no later than sixty (60) days after the date this filing is required.

(b) All required pro forma financial information will be filed by an amendment hereto no later than sixty (60) days after the date this filing is required.

(c) Exhibits: The following exhibits required to be attached hereto by Item 601 of Regulation S-K are incorporated herein by this reference:

Exhibit
Number                  Description
--------                -----------

2.1 Stock Purchase and Exchange Agreement by and among Category 5 Technologies, Inc., CaptureQuest, Inc. and the Shareholders of CaptureQuest, Inc., dated April 10, 2002.

99.1 Joint Press Release, issued April 10, 2002, by Category 5 Technologies, Inc. and CaptureQuest, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CATEGORY 5 TECHNOLOGIES, INC.


                                          /s/Mitchell Edwards
Date:  April 24, 2002                     ---------------------------
                                          Mitchell Edwards, President

                                  EXHIBIT INDEX

Exhibit
Number                  Description
-------                 -----------

2.1 Stock Purchase and Exchange Agreement by and among Category 5 Technologies, Inc., CaptureQuest, Inc. and the Shareholders of CaptureQuest, Inc., dated April 10, 2002.

99.1 Joint Press Release, issued April 10, 2002, by Category 5 Technologies, Inc. and CaptureQuest, Inc.